PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET

NOTE 4:- PROPERTY AND EQUIPMENT, NET

a.Property and equipment, net consisted of the following:

	December 31,
	2021	2020
Cost:

Buildings and land	$82,898	$91,908
Computers, software and electronic equipment	49,822	54,388
Network equipment	31,604	28,212
Office furniture and equipment	3,573	3,796
Vehicles	235	205
Leasehold improvements	2,405	4,010

	170,537	182,519
Accumulated depreciation	98,146	105,347

Depreciated cost	$72,391	$77,172

The Company recorded a reduction of $10,349, $60 and $18,718 to the cost and accumulated depreciation of fully depreciated property, plant and equipment that are no longer in use for the years ended December 31, 2021, 2020 and 2019, respectively.

b.Depreciation expenses amounted to $10,549, $9,850 and $10,067 for the years ended December 31, 2021, 2020 and 2019, respectively.

c.During the years ended December 31, 2020 and 2019, the Company recognized capital losses of $181 and $461, respectively, with respect to disposal of abandoned assets primarily attributed to office furniture and equipment group.

d.The Company leases part of its buildings as office spaces to others. The gross income generated from such leases amounted to approximately $5,775, $5,802 and $5,770 for the years ended December 31, 2021, 2020 and 2019, respectively. These amounts do not include the corresponding offsetting expenses related to this income.

e.During the year ended December 31, 2021, a property of the Company in Germany was classified as held for sale. As the sale is highly probable, the asset is available for immediate sale in its present condition and the sale is expected to be completed within one year.

The Company recognized an impairment of $651 in the consolidated statements of income (loss) for the year ended December 31, 2021.

f.As for pledges and securities, see Note 13c.